SUN BANCORP, INC.
                                226 Landis Avenue
                           Vineland, New Jersey 08360
                                 (609) 691-7700

                                 October 23, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      Sun Bancorp, Inc.
                  Sun Capital Trust II
                  Registration Statement on Form 8-A
                  ----------------------------------

Sir or Madam:

         Acceleration of the effectiveness of the above-referenced Form 8-A is hereby requested to the same time and date that the registration statement on Form S-3, SEC File Nos. 333-62511 and 333-62511-01, is declared effective.


                                SUN BANCORP, INC.


                             By:/s/ Robert F. Mack
                                -----------------------------------------
                                Robert F. Mack, Executive Vice President


                                SUN CAPITAL TRUST II


                             By:/s/ Robert F. Mack
                                -----------------------------------------
                                Robert F. Mack, Administrator